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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ace Cash Express, Inc. (the "Company") for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Donald H. Neustadt, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 14, 2003                               /s/ DONALD H. NEUSTADT
                                                 ----------------------
                                                 Donald H. Neustadt
                                                 Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Ace Cash Express, Inc. and will be retained by Ace Cash Express, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ace Cash Express, Inc. (the "Company") for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Michael J. Briskey, Vice President of Finance and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 14, 2003                             /s/ MICHAEL J. BRISKEY
                                               ----------------------
                                               Michael J. Briskey
                                               Vice President of Finance and
                                               Interim Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Ace Cash Express, Inc. and will be retained by Ace Cash Express, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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